Marketvest Funds
Marketvest Funds, Inc.

Supplement to the Combined Prospectus dated June 30, 1997

At a Special Meeting held on November 11, 1997, the Board of Trustees/Directors of Marketvest Funds and Marketvest Funds, Inc. (collectively referred to as the "Funds") approved an Agreement and Plan of Reorganization between the Funds and ARK Funds whereby certain existing or soon to be created portfolios of ARK Funds would acquire the assets and stated liabilities of corresponding portfolios of the Funds (as indicated below) in exchange for Institutional Shares of such portfolios of ARK Funds. Shareholders of the Funds would then receive Institutional Shares of the corresponding portfolios of ARK Funds that would be equal in value to the Fund shares they owned, and the Funds would be liquidated and terminated (the "Reorganizations"). The transactions would be tax-free to Fund Shareholders and would be effected without the imposition of a sales charge.



   Marketvest Funds
Marketvest Funds, Inc.                   ARK Funds

Marketvest Equity Fund                ARK Value Equity Portfolio
Marketvest International Equity Fund  ARK International Equity Selection Portfolio
Marketvest Pennsylvania Intermediate  ARK Pennsylvania Tax-Free Portfolio
      Municipal Bond Fund
Marketvest Short-Term Bond Fund       ARK Short-Term Bond Portfolio
Marketvest Intermediate U.S.          ARK U.S. Government Bond Portfolio
      Government Bond Fund

The Reorganizations will be presented for the approval of Shareholders of the Funds at a Special Meeting of Shareholders to be held on or about March 4, 1998. Shareholders of the Funds will receive a proxy statement discussing the terms of and the reasons for the Reorganizations in detail, and will be entitled to vote at the Special Meeting. Assuming satisfaction of the conditions to the Reorganizations, including approvals by Fund Shareholders, the completion of the Reorganizations is contemplated to take place in March 1998.

In addition, effective January 1, 1998, Daryl B. Girton will no longer serve as portfolio manager for Marketvest Short-Term Bond Fund and Cathleen S. Saylor will no longer serve as portfolio manager for Marketvest Pennsylvania Intermediate Municipal Bond Fund and Marketvest Intermediate U.S. Government Bond Fund.

Effective January 1, 1998, Susan S. Schnaars will serve as portfolio manager for Marketvest Pennsylvania Intermediate Municipal Bond Fund, Steven M. Gradow and Wilmer C. Stith, III will serve as co-managers of Marketvest Short-Term Bond Fund, and Steven M. Gradow and N. Beth Volk will serve as co-managers of Marketvest Intermediate U.S. Government Bond Fund.

Accordingly, please delete the biographical information of Daryl B. Girton and Cathleen S. Saylor from the section entitled "Portfolio Managers' Background" in the Prospectus and replace it with the following:

"Susan S. Schnaars, investment officer of Dauphin Deposit Bank & Trust Company ("Dauphin"), is the portfolio manager of Marketvest Pennsylvania Intermediate Municipal Bond Fund effective January 1998. Ms. Schnaars is a Principal of Allied Investment Advisors, Inc. and manager of the ARK Intermediate Fixed Income Portfolio, ARK Maryland Tax-Free Portfolio and ARK Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several commingled funds (taxable and tax-free) and several large institutional accounts. Prior to 1992, Ms. Schnaars managed institutional and commingled fixed-income portfolios, including the RAF Fixed Income Fund for PNC Investment Management and Research (formerly known as Provident National Bank). Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant.

Steven M. Gradow, investment officer of Dauphin, is a co-manager with Mr. Stith of Marketvest Short-Term Bond Fund and co-manager with Ms. Volk of Marketvest Intermediate U.S. Government Bond Fund effective January 1998. Mr. Gradow is a Managing Director of Allied Investment Advisors, Inc. and manager of ARK Income Portfolio. Prior to joining First Maryland in January 1996, Mr. Gradow was responsible for management of $15 billion of fixed-income pension assets for Washington State Investment Board in Seattle for four years. Mr. Gradow's experience also includes five years of fixed-income management for the Public Employees Retirement System of California (CALPERS).

Wilmer C. Stith, III, investment officer of Dauphin, is a co-manager with Mr. Gradow of Marketvest Short-Term Bond Fund effective January 1998. Mr. Stith is a Vice President of Allied Investment Advisors, Inc. and Fixed Income Portfolio Manager. He manages separate account money market accounts, assists in the management of the ARK money market portfolios, and is responsible for analyzing and trading various fixed-income securities. Prior to joining Allied, Mr. Stith was an investment executive with the Treasury Banking Group of First National Bank of Maryland.

N. Beth Volk, investment officer of Dauphin, is a co-manager with Mr. Gradow of Marketvest Intermediate U.S. Government Bond Fund effective January 1998. Ms. Volk is a Principal of Allied Investment Advisors, Inc. and Senior Fixed-Income Credit Analyst responsible for leading the corporate research efforts of the Fixed Income Group. Prior to 1996, Ms. Volk was the former head of corporate fixed income research at Alex. Brown & Sons. Ms. Volk has over 17 years of experience in the industry. Ms. Volk is a Chartered Financial Analyst."



                                                               December 19, 1997

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     Cusip 57061D107 Cusip 57061D206 Cusip 57061E105 Cusip 57061E204 Cusip
     57061E303 G01608-09 (12/97)
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